Long-term investments	12 Months Ended
Dec. 31, 2018
Available-for-sale financial assets [abstract]
Long-term investments
Long-term investments

	2018			2017
	Cost	AOCI	Fair Value	Cost	Total Impairment	AOCI	Fair Value
	$	$	$	$	$	$	$

Calibre Mining Corp.	7,844	(6,395)	1,449	7,844	(4,330)	2,012	5,526
RTG Mining Inc.	13,400	(12,306)	1,094	13,400	(12,095)	1,283	2,588
St. Augustine Gold & Copper Ltd.	20,193	(19,194)	999	20,193	(18,658)	91	1,626
Libero Copper Corp. (Note 8)	632	(22)	610	—	—	—	—
Goldstone Resources Ltd.	20	(17)	3	20	(18)	2	4
Balance, end of year	42,089	(37,934)	4,155	41,457	(35,101)	3,388	9,744

The Company holds investments in certain public companies, as disclosed in the table above. The Company, through its acquisition of CGA Mining Limited in 2013, acquired investments in the securities of St. Augustine Gold & Copper Ltd. and RTG Mining Inc.

The Company's long-term investments were previously classified as available-for-sale under IAS 39. Upon adoption of IFRS 9 (see Note 3), the Company made the irrevocable election to present changes in the fair value of these long-term investments in OCI. This designation resulted in reclassification of a $35 million cumulative impairment loss (net of a $1 million deferred income tax recovery) on the long-term investments from deficit to AOCI on January 1, 2018. For the year ended December 31, 2018, the Company recorded an unrealized fair value loss of $6 million in other comprehensive income, compared to an unrealized fair value gain of $1 million for the year ended December 31, 2017.